Prepaid expenses: (Details) - USD ($) $ in Thousands	Dec. 31, 2014	Dec. 31, 2013
Prepaid and Other Assets:
Prepaid Insurance	$ 671	$ 498
Deposits	0	4
Receivable Other	50	80
Total Prepaid and Other Assets	$ 721	$ 582